® Barclays Global Financial Services Conference September 16, 2015 Grayson Hall President and CEO ® Exhibit 99.1

® Strength of our core markets 2 (1) As of 6/30/2014 FDIC summary Regions Branches # Deposit Market Share(1) Regions Insurance Group #5 #4 #2 #2 #1 #6 #1

® Geographic growth opportunities 3 Top MSAs Deposits Market Rank(1) ’15-’20 Population Growth Birmingham, AL $11.5 1 Nashville, TN $6.7 2 Tampa, FL $5.9 4 Memphis, TN $4.4 2 Miami, FL $4.0 12 Atlanta, GA $3.3 6 Jackson, MS $2.8 2 St. Louis, MO $2.7 4 New Orleans, LA $2.6 5 Mobile, AL $2.4 1 1.0% 4.8% 0.9% 1.5% 5.9% 6.4% 2.1% 5.3% 6.5% 1.9% ($ in billions) National Average: 3.5% Projected Population Growth 5.9% Population Rank 19th Largest City Projected Population Growth 7.7% Projected Population Growth 4.8% Priority growth markets Population growth expectations Source: SNL Financial (1) As of 6/30/2014 FDIC summary

® Grow and diversify revenue Committed to generating positive operating leverage over time Effectively deploy capital Strategic initiatives for 2015 4

® Net interest margin and loan yields Net interest margin vs. peers 3.24% 3.16% 3.15% 2.97% 2Q14 3Q14 4Q14 1Q15 2Q15 Note: Peer banks include BBT, CMA, FHN, FITB, HBAN, KEY, MTB, PNC, STI, USB, WFC, ZION Source: SNL Financial Loan yield vs. peers 5 3.95% 3.78% 3.83% 3.72% 2Q14 3Q14 4Q14 1Q15 2Q15 Regions Peer Median Strong low cost deposit base continues to aid net interest margin

® Grow and diversify revenue 6 Note: Peer banks include BBT, CMA, FHN, FITB, HBAN, KEY, MTB, PNC, STI, USB, WFC, ZION Source: SNL Financial (1) Non-GAAP – See appendix for reconciliation (2) Total Wealth Management income presented above does not include the portion of service charges on deposit accounts and similar smaller dollar amounts that are also attributable to the Wealth Management segment. Revenue mix – 2Q15 63% 58% 37% 42% Regions Peer Median Net Interest Income (FTE) Adjusted Non-Interest Income⁽¹⁾ Sources of Non-Interest Income 2nd quarter results are evidence that our investments are paying off as adjusted non-interest income increased 7% 174 181 167 161 168 84 85 86 85 90 43 39 27 40 46 90 90 91 98 97 78 86 91 79 93 6 16 12 7 96 $475 $497 $474 $470 $590 2Q14 3Q14 4Q14 1Q15 2Q15 Selected Items⁽¹⁾ Other Wealth Management Income⁽²⁾ Mortgage Income Card and ATM fees Service charges on deposit accounts ($ in millions)

® 63.2% 62.7% 66.1% 64.9% 64.5% 2Q14 3Q14 4Q14 1Q15 2Q15 Committed to generating positive operating leverage over time (1) Non-GAAP – See appendix for reconciliation Note: Peer banks include BBT, CMA, FHN, FITB, HBAN, KEY, MTB, PNC, STI, USB, WFC, ZION Source: SNL Financial 7 Adjusted expenses(1) / Average assets 2.81% 2.76% 2.86% 2.83% 2.85% 2Q14 3Q14 4Q14 1Q15 2Q15 While there is more work to do, we remain committed to prudent expense management, while making investments that will drive future revenue growth and improve long-term efficiencies. In the third quarter of 2015, driven in part by the timing of certain expenses and investments, we do expect the adjusted efficiency ratio to increase somewhat. Adjusted Efficiency Ratio(1)

Asset quality remains stable

Net charge-offs and ratio

($ in millions)



$67
$75
$83
$54
$46
0.35%
0.39%
0.42%
0.28%
0.23%
2Q14
3Q14
4Q14
1Q15
2Q15
Net Charge-Offs
Net Charge-Offs ratio

Criticized and classified loans (1)

($ in millions)



$3,051
$2,985
$2,699
$2,824
$2,950
6.4%
6.3%
5.6%
5.8%
5.8%
2Q14
3Q14
4Q14
1Q15
2Q15
Total Criticized and Classified Loans
As a % of Total Loans

- Second quarter results reflect the results of the shared national credit exam
- The increase in criticized and classified loans were driven by some weakening in larger dollar commercial and industrial loans within the energy and other portfolios.
- Continue to monitor energy portfolio; further risk rating migration is expected over the next few quarters given continued low oil prices.
  - E&P customers continue to take appropriate actions in the event the current environment of lower oil prices persists
  - Oil field service portfolio continues to be pressured; however, customers are diligently working to reduce costs and make other infrastructure adjustments

(1) Includes commercial and investor real estate loans only

REGIONS®

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® Effectively deploy capital  We believe our capital position is sufficient to support both strong organic growth and other strategic opportunities as well as the return of capital  Deploy excess capital to grow products with the highest return on regulatory capital within our desired risk profile  Consider strategic opportunities to grow products, market share and portfolios Rank 1 Peer #1 12.00% 2 ® 11.30% 3 Peer #3 10.78% 4 Peer #4 10.71% 5 Peer #5 10.61% 6 Peer #6 10.41% 7 Peer #7 10.40% 8 Peer #8 10.38% 9 Peer #9 9.93% 10 Peer #10 9.89% 11 Peer #11 9.65% 12 Peer #12 9.51% 13 Peer #13 9.42% (1) Current quarter Basel III common equity Tier 1 ratios are estimated Note: Peer banks include BBT, CMA, FHN, FITB, HBAN, KEY, MTB, PNC, STI, USB, WFC, ZION Source: SNL Financial 2Q15 Common equity Tier 1(1) 9 Capital Priorities

® Organic growth 10 $47.7 $47.7 $48.2 $49.0 $50.5 $28.8 $28.9 $29.1 $29.2 $29.6 $76.5 $76.6 $77.3 $78.2 $80.1 2Q14 3Q14 4Q14 1Q15 2Q15 Business Lending Consumer Lending Ending loan balances ($ in billions) Loans are expected to grow 4-6% during 2015 Broad based growth achieved YTD Customer accounts Regions360 relationships Credit Card accounts Households

® Capital return to shareholders 11 Dividends Share repurchases $0 $339 $256 $627 FY 2012 Actual FY 2013 Actual FY 2014 Actual FY 2015 Estimated* * 1Q15 actual was $102MM, projected 2Q15-4Q15 based on 2015 CCAR submission of $875MM, evenly spread over 5 quarters for this example, but are subject to market conditions and other possible capital uses. ($ in millions) ($ in millions) $54 $138 $247 $307 FY 2012 Actual FY 2013 Actual FY 2014 Actual FY 2015 Estimated

® Capital Distribution Through Dividends and Share Buybacks 12 46% 94% 61% 63% 2014 Projected 2015 CCAR Capital Plan Distributions Regions Peer Average Peer set includes - BAC, BBT, CMA, FITB, HBAN, JPM, KEY, PNC, STI, USB, WFC, ZION Source: 2015 peer CCAR disclosures, SNL, FactSet Income Estimates, Company Filings Note: 2015 CCAR Capital Plan represents the period 2Q 2015 - 2Q 2016 Capital Returns vs. Peers

® 13 Appendix

Non-GAAP reconciliation: Non-interest income/expense

The table below presents computations of the efficiency ratio (non-GAAP), which is a measure of productivity, generally calculated as non-interest expense divided by total revenue. Management uses this ratio to monitor performance and believes this measure provides meaningful information to investors. Non-interest expense (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest expense (non-GAAP), which is the numerator for the efficiency ratio. Non-interest income (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest income (non-GAAP). Net interest income on a taxable-equivalent basis and non-interest income are added together to arrive at total revenue on a taxable-equivalent basis. Adjustments are made to arrive at adjusted total revenue on a taxable-equivalent basis (non-GAAP), which is the denominator for the efficiency ratio. Regions believes that the exclusion of these adjustments provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions' business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management.

($ amounts in millions)		Quarter Ended								
		6/30/2015	3/31/2015	12/31/2014	9/30/2014	6/30/2014	2Q15 vs. 1Q15		2Q15 vs. 2Q14	
ADJUSTED EFFICIENCY AND FEE INCOME RATIOS, ADJUSTED NON-INTEREST INCOME/EXPENSE-CONTINUING OPERATIONS										
Non-interest expense (GAAP)		$ 934	$ 905	$ 969	$ 826	$ 820	$ 29	3.2 %	$ 114	13.9 %
Adjustments:										
Professional, legal and regulatory expenses (1)(2)		(48)	—	(100)	—	7	(48)	NM	(55)	NM
Branch consolidation, property and equipment charges (3)		(27)	(22)	(10)	—	—	(5)	22.7 %	(27)	NM
Loss on early extinguishment of debt		—	(43)	—	—	—	43	(100.0)%	—	NM
Adjusted non-interest expense (non-GAAP)	A	$ 859	$ 840	$ 859	$ 826	$ 827	$ 19	2.3 %	$ 32	3.9 %
Net interest income (GAAP)		$ 820	$ 815	$ 820	$ 821	$ 823	$ 5	0.6 %	$ (3)	(0.4)%
Taxable-equivalent adjustment		19	17	17	16	15	2	11.8 %	4	26.7 %
Net interest income, taxable-equivalent basis	B	$ 839	$ 832	$ 837	$ 837	$ 838	$ 7	0.8 %	$ 1	0.1 %
Non-interest income (GAAP)	C	$ 590	$ 470	$ 474	$ 497	$ 475	$ 120	25.5 %	$ 115	24.2 %
Adjustments:										
Securities gains, net		(6)	(5)	(12)	(7)	(6)	(1)	20.0 %	—	NM
Insurance proceeds (4)		(90)	—	—	—	—	(90)	NM	(90)	NM
Leveraged lease termination gains, net		—	(2)	—	(9)	—	2	(100.0)%	—	NM
Adjusted non-interest income (non-GAAP)	D	$ 494	$ 463	$ 462	$ 481	$ 469	$ 31	6.7 %	$ 25	5.3 %
Total revenue, taxable-equivalent basis	B+C	$ 1,429	$ 1,302	$ 1,311	$ 1,334	$ 1,313	$ 127	9.8 %	$ 116	8.8 %
Adjusted total revenue, taxable-equivalent basis (non-GAAP)	B+D=E	$ 1,333	$ 1,295	$ 1,299	$ 1,318	$ 1,307	$ 38	2.9 %	$ 26	2.0 %
Adjusted efficiency ratio (non-GAAP)	A/E	64.5%	64.9%	66.1%	62.7%	63.2%				

NM – Not Meaningful

(1) Regions recorded $50 million and $100 million of contingent legal and regulatory accruals during the second quarter of 2015 and the fourth quarter of 2014, respectively, related to previously disclosed matters. The fourth quarter of 2014 accruals were settled in the second quarter of 2015 for $2 million less than originally estimated and a corresponding recovery was recognized.

(2) Regions recorded a non-tax deductible regulatory charge of $58 million during the fourth quarter of 2013 related to previously disclosed inquiries from government authorities. These matters were settled in the second quarter of 2014 for $7 million less than originally estimated and a corresponding recovery was recognized.

(3) Branch consolidation, property and equipment charges in the second quarter of 2015 resulted from the transfer of land, previously held for future branch expansion, to held for sale based on changes in management's intent.

(4) Insurance proceeds recognized in the second quarter of 2015 are related to the settlement of the previously disclosed 2010 class-action lawsuit.

REGIONS®

14

® Forward-looking statements 15 • Current and future economic and market conditions in the United States generally or in the communities we serve, including the effects of declines in property values, unemployment rates and potential reductions of economic growth, which may adversely affect our lending and other businesses and our financial results and conditions. • Possible changes in trade, monetary and fiscal policies of, and other activities undertaken by, governments, agencies, central banks and similar organizations, which could have a material adverse effect on our earnings. • The effects of a possible downgrade in the U.S. government’s sovereign credit rating or outlook, which could result in risks to us and general economic conditions that we are not able to predict. • Possible changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital and liquidity. • Any impairment of our goodwill or other intangibles, or any adjustment of valuation allowances on our deferred tax assets due to adverse changes in the economic environment, declining operations of the reporting unit, or other factors. • Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans. • Changes in the speed of loan prepayments, loan origination and sale volumes, charge-offs, loan loss provisions or actual loan losses where our allowance for loan losses may not be adequate to cover our eventual losses. • Possible acceleration of prepayments on mortgage-backed securities due to low interest rates, and the related acceleration of premium amortization on those securities. • Our ability to effectively compete with other financial services companies, some of whom possess greater financial resources than we do and are subject to different regulatory standards than we are. • Loss of customer checking and savings account deposits as customers pursue other, higher-yield investments, which could increase our funding costs. • Our inability to develop and gain acceptance from current and prospective customers for new products and services in a timely manner could have a negative impact on our revenue. • Changes in laws and regulations affecting our businesses, such as the Dodd-Frank Act and other legislation and regulations relating to bank products and services, as well as changes in the enforcement and interpretation of such laws and regulations by applicable governmental and self-regulatory agencies, which could require us to change certain business practices, increase compliance risk, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses. • Our ability to obtain no regulatory objection (as part of the comprehensive capital analysis and review ("CCAR") process or otherwise) to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common stock under current or future programs, or redeem preferred stock or other regulatory capital instruments, may impact our ability to return capital to stockholders and market perceptions of us. • Our ability to comply with applicable capital and liquidity requirements (including the finalized Basel III capital standards), including our ability to generate capital internally or raise capital on favorable terms, and if we fail to meet requirements, our financial condition could be negatively impacted. • The costs, including possibly incurring fines, penalties, or other negative effects (including reputational harm) of any adverse judicial, administrative, or arbitral rulings or proceedings, regulatory enforcement actions, or other legal actions to which we or any of our subsidiaries are a party, and which may adversely affect our results. • Our ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support our business. • Possible changes in consumer and business spending and saving habits and the related effect on our ability to increase assets and to attract deposits, which could adversely affect our net income. • Any inaccurate or incomplete information provided to us by our customers or counterparties. • Inability of our framework to manage risks associated with our business such as credit risk and operational risk, including third-party vendors and other service providers, which could, among other things, result in a breach of operating or security systems as a result of a cyber attack or similar act. • The inability of our internal disclosure controls and procedures to prevent, detect or mitigate any material errors or fraudulent acts. • The effects of geopolitical instability, including wars, conflicts and terrorist attacks and the potential impact, directly or indirectly on our businesses. • The effects of man-made and natural disasters, including fires, floods, droughts, tornadoes, hurricanes, and environmental damage, which may negatively affect our operations and/or our loan portfolios and increase our cost of conducting business. • Our inability to keep pace with technological changes could result in losing business to competitors. • Our ability to identify and address cyber-security risks such as data security breaches, "denial of service" attacks, "hacking" and identity theft, a failure of which could disrupt our business and result in the disclosure of and/or misuse or misappropriation of confidential or proprietary information; increased costs; losses; or adverse effects to our reputation. • Possible downgrades in our credit ratings or outlook could increase the costs of funding from capital markets. • The effects of problems encountered by other financial institutions that adversely affect us or the banking industry generally could require us to change certain business practices, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses. • The effects of the failure of any component of our business infrastructure provided by a third party could disrupt our businesses; result in the disclosure of and/or misuse of confidential information or proprietary information; increase our costs; negatively affect our reputation; and cause losses. • Our ability to receive dividends from our subsidiaries could affect our liquidity and ability to pay dividends to stockholders. • Changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies could materially affect how we report our financial results. • The effects of any damage to our reputation resulting from developments related to any of the items identified above. This presentation may include forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995, which reflect Regions’ current views with respect to future events and financial performance. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those described below: The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward-Looking Statements” and “Risk Factors" of Regions' Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission. The words “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “targets,” “projects,” “outlook,” “forecast,” “will,” “may,” “could,” “should,” “can,” and similar expressions often signify forward- looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. We assume no obligation to update or revise any forward-looking statements that are made from time to time.

® 16 ®